MODIFICATION NO. TWO

   TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                OF

               CBL & ASSOCIATES LIMITED PARTNERSHIP



          THIS MODIFICATION NO. TWO to the Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), is hereby entered into by the partners of the Operating Partnership effective this 19th day of February, 1998.


          WHEREAS, the Operating Partnership was formed by that certain Agreement of Limited Partnership dated October 29, 1993, as amended and restated by that certain Amended and Restated Agreement of Limited Partnership dated November 3, 1993 as modified by Modification No. One referred to below (the Agreement of Limited Partnership and the Amended and Restated Agreement of Limited Partnership and Modification No. One are herein referred to as the "Partnership Agreement"); and

          WHEREAS, the undersigned partners of the Operating Partnership (the "Partners") desire to modify the Partnership Agreement to make certain clarifications regarding the rights of the Limited Partners pursuant to Article XI of the Partnership Agreement; and

          WHEREAS, pursuant to Modification No. One to the Partnership Agreement, dated March 31, 1997 ("Modification No. One"), CBL & Associates Properties, Inc., in its capacity as General Partner and Limited Partner, assigned its interest (i) as the sole General Partner of the Operating Partnership to CBL Holdings I, Inc., a Delaware corporation, and (ii) as a Limited Partner of the Operating Partnership to CBL Holdings II, Inc., a Delaware corporation; and


          WHEREAS, the parties desire to further modify the Partnership Agreement to recognize and document that the conversion rights and other rights of the Limited Partners set forth in
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Article XI of the Partnership Agreement are with respect to the equity stock of CBL & Associated Properties, Inc. regardless of the assignment of its interests reflected in Modification No. One.

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the Partnership
Agreement is hereby modified as follows:

          1. Effective as of the date hereof, Article XI of the Partnership Agreement is hereby amended by deleting the term
"General Partner" where it appears in Article XI and inserting therefor the term "CBL & Associates Properties, Inc.".

          2. It is the intent of the Partners that the modifications to the Partnership Agreement pursuant to this Modification No. Two are simply to clarify that if a Limited Partner shall desire to exercise his/her/its rights pursuant to
Article XI of the Partnership Agreement, said conversion right, if elected, shall be to the stock of CBL & Associates Properties, Inc. and not CBL Holdings I, Inc., the current general partner of the Operating Partnership. Likewise, the Partners agree that any other provision of the Partnership Agreement where the term "General Partner" is utilized, but the context obviously indicates that CBL & Associates Properties, Inc. is being described in its capacity as a publicly traded company rather than just in its capacity as the former general partner, shall be and likewise is, by this Modification No. Two, amended by deleting the term "General Partner" and inserting therefor the term "CBL & Associates Properties, Inc.".


          IN WITNESS WHEREOF, the undersigned Partners have executed this Modification No. Two effective as of the date referenced above.

                              GENERAL PARTNER:

                              CBL HOLDINGS I, INC.

                                  /s/ John N. Foy
                              By:__________________________________
                                      Vice President
                              Title: ____________________________

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                              LIMITED PARTNERS:

                              CBL HOLDINGS II, INC.
                                  /s/ John N. Foy
                              By:__________________________________
                                       Vice President
                              Title: ____________________________


                              CBL & ASSOCIATES, INC.
                                  /s/ John N. Foy
                              By:__________________________________
                                      Vice President
                              Title: ____________________________


                              CBL EMPLOYEES PARTNERSHIP/CONWAY

                              By: CBL & Associates, Inc.,
                                   Managing Partner
                                  /s/ John N. Foy
                              By:__________________________________
                                       Vice President
                              Title: ____________________________


                              COLLEGE STATION ASSOCIATES
                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Managing Partner


                              FOOTHILLS PLAZA PARTNERSHIP

                              By: Mortgage Services, Inc.,
                                   Managing Partner
                                   /s/ John N. Foy
                              By:__________________________________
                                   John N. Foy, President

                               /s/ John N. Foy
                              _____________________________________
                              John N. Foy, Limited Partner

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                              GIRVIN ROAD PARTNERSHIP

                              By: CBL & Associates, Inc.,
                                   Managing Partner
                                   /s/ John N. Foy
                              By:__________________________________
                                      Vice President
                              Title: ____________________________

                              /s/ Ben S. Landress
                              _____________________________________
                              Ben S. Landress

                              /s/ Alan L. Lebovitz
                              _____________________________________
                              Alan L. Lebovitz

                              /s/ Charles B. Lebovitz
                              _____________________________________
                              Charles B. Lebovitz

                              /s/ Charles B. Lebovitz - P.O.A.
                              _____________________________________
                              Laurie Beth Lebovitz

                              /s/ Michael I. Lebovitz
                              _____________________________________
                              Michael I. Lebovitz


                              _____________________________________
                              Stephen D. Lebovitz


                              TRUST U/W MOSES LEBOVITZ F/B/O
                              CHARLES B. LEBOVITZ, ET AL
                                  /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Trustee


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                              TRUST U/W MOSES LEBOVITZ F/B/O
                              FAYE L. ISRAEL, ET AL
                                   /s/ Charles B. Lebovitz
                              By:__________________________________
                                   Charles B. Lebovitz,
                                   Trustee


                              _____________________________________
                              Mark D. Mancuso

                              /s/ Eric P. Snyder
                              _____________________________________
                              Eric P. Snyder

                              /s/ Augustus N. Stephas
                              _____________________________________
                              Augustus N. Stephas


                              WAREHOUSE PARTNERSHIP

                              By: CBL & Associates, Inc.,
                                   Managing Partner

                                   /s/ John N. Foy
                              By:__________________________________
                                       Vice President
                              Title: ____________________________


                              _____________________________________
                              Jay Wiston


                              _____________________________________
                              James L. Wolford



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